CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 19, 1999, relating to the financial statements and financial highlights of Oppenheimer Quest Opportunity Value Fund, which appear in such Registration Statement.



/s/PricewaterhouseCoopers LLP
--------------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 19, 1999, relating to the financial statements and financial highlights of Oppenheimer Quest Small Cap Value Fund, now known as Oppenheimer Quest Small Cap Fund, which appear in such Registration Statement.



s/PricewaterhouseCoopers LLP
--------------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 19, 1999, relating to the financial statements and financial highlights of Oppenheimer Quest Balanced Value Fund, which appear in such Registration Statement.



s/PricewaterhouseCoopers LLP
--------------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
February 7, 2001

Independent Auditors' Consent

The Board of Trustees
Oppenheimer Quest Opportunity Value Fund:

We consent t the use in this Registrations Statement of Oppenheimer Quest Opportunity Value Fund of our report dated November 21, 2000, included in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the Statement of Additional Information.





/s/ KPMG LLP
---------------
KPMG LLP

Denver, Colorado
February 7, 2001

Independent Auditors' Consent

The Board of Trustees
Oppenheimer Quest Small Cap Fund:

We consent t the use in this Registrations Statement of Oppenheimer Quest Small Cap Fund of our report dated November 21, 2000, included in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the Statement of Additional Information.





/s/ KPMG LLP
---------------
KPMG LLP


Denver, Colorado
February 7, 2001

Independent Auditors' Consent

The Board of Trustees
Oppenheimer Quest Balanced Value Fund:

We consent t the use in this Registrations Statement of Oppenheimer Quest Balanced Value Fund of our report dated November 21, 2000, included in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the Statement of Additional Information.





/s/ KPMG LLP
---------------
KPMG LLP


Denver, Colorado
February 7, 2001